Term loan facility	12 Months Ended
Mar. 31, 2026
Disclosure of detailed information about borrowings [Abstract]
Term loan facility [Text Block]

13. Term loan facility

On January 12, 2026 the Company entered into a $2 million term loan facility as well as a revolving demand line of credit facility for up to $3 million, both with CIBC (Note 11). The term loan facility bears interest at CIBC's US Base rate (March 31, 2026 - 7.25%) plus 1.35% and has a term of 36 months. Monthly payments on the term loan facility are interest only for the first 12 months, after which the Company will make monthly payments of principal and interest until the loan maturity. The $2 million term loan facility as well as the revolving demand line of credit facility for up to $3 million, both with CIBC, are secured with personal guarantees from two directors of the Company, as well as corporate guarantees, and are secured by a first and second ranking security interest over property of the Company and certain subsidiaries, and three of the Company's subsidiaries (Note 11). On January 12, 2026, as a bonus for providing the Guarantees one of the directors received share purchase warrants with a fair value of $500,000, and the second director received common shares of the Company with a fair value of $500,000 (Note 11, Note 21). The fair value of the common shares and warrants granted to the directors for providing the Guarantees has been allocated to the outstanding term loan and line of credit on a pro-rata basis, and this value will be accreted to earnings over a 3-year term. The CIBC term loan and line of credit are subject to two financial covenants: to maintain a current ratio of greater than 1.25:1, and to maintain a debt service coverage ratio of greater than 1.1x (Note 11). The Company is in compliance with both of the financial covenants as at March 31, 2026. The CIBC term loan balance, net of the bonus warrants and bonus shares value applied to the term loan, as at March 31, 2026, was determined to be $1,628,858.